July 17, 2018

DBX ETF TRUST

Xtrackers Japan JPX-Nikkei 400 Equity ETF

(the “Fund”)

Supplement to the Fund’s Summary Prospectus and Statutory Prospectus, each dated October 2, 2017, and as each may be supplemented from time to time

The Board of Trustees of DBX ETF Trust (the “Trust”) has approved a reduction in the Fund’s annual unitary management fee rate to 0.09% and accordingly terminated the Adviser’s voluntary expense limitation that limited that Fund’s operating expenses at 0.09% per year because of the redundancy. The reduction in the unitary management fee and the termination of the Adviser’s voluntary expense limitation for the Fund are effective immediately.

Accordingly, the Summary Prospectus and Statutory Prospectus for the Fund is revised as follows:

The following table replaces the “Annual Fund Operating Expenses” table in the section of the Summary Prospectus and Statutory Prospectus entitled “Xtrackers Japan JPX-Nikkei 400 Equity ETF—Fees and Expenses—Annual Fund Operating Expenses”:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.09	*
Other Expenses	None
Total Annual Fund Operating Expenses	0.09

* Effective July 17, 2018, the Fund’s management fee was reduced from 0.15% to 0.09% of the Fund’s average daily net assets.

The following table replaces the “Example” table in the section of the Summary Prospectus and Statutory Prospectus entitled “Xtrackers Japan JPX-Nikkei 400 Equity ETF—Fees and Expenses—Example”:

1 Year	3 Years	5 Years	10 Years
$9	$29	$51	$115

Additionally, the information with respect to the Fund in the section of the Statutory Prospectus entitled “Management—Management Fee” is hereby deleted and replaced with the following:

Fund	Fee as a% of average daily net assets
Xtrackers Japan JPX-Nikkei 400 Equity ETF	0.09*

* Prior to July 17, 2018, the Adviser received a unitary management fee at an annual rate equal to 0.15% of the Fund’s average daily net assets.

Please retain this supplement for future reference.